SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 25, 2010

ECO-TRADE CORP.
(Exact name of registrant as specified in charter)

Delaware	001-12000	13-3696015
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9270 Two Notch Road, Suite 4
Columbia, SC 29223

Registrant's telephone number, including area code:  (803) 699-4940

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Previous independent registered public accounting firm

(a) On April 28, 2011, Eco-Trade Corp. (the “Company”) advised audit firm Robison, Hill & Company (“R.H.”) that it was dismissed as the Company’s independent registered public accounting firm. The decision to dismiss R.H. as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors on April 28, 2011. Except as noted in the paragraph immediately below, the reports of R.H. on the Company’s  financial statements for the years ended December 31, 2010 and 2009 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

During the years ended December 31, 2010 and 2009, and through April 28, 2011, the Company has not had any disagreements with the R.H. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to R.H.’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s consolidated financial statements for such years.

During the years ended December 31, 2010 and 2009, and through the April 28, 2011, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided R.H. with a copy of this disclosure set forth under this Item 4.01 and was requested to furnish a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the above statements.  A copy of this letter is attached hereto to this amendment to the Form 8K as Exhibit 16.1.

New independent registered public accounting firm

On April 25, 2011, the Company engaged Eugene M. Egeberg (“Egeberg”) as its independent registered public accounting firm for the Company’s fiscal year ended December 31, 2011. The decision to engage Egeberg as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors.

During the two most recent fiscal years and through April 25, 2011, the Company has not consulted with Egeberg, regarding either:

1.
the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that Egeberg concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.
any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECO-TRADE CORP.

By:	/s/ William Lieberman
Name: William Lieberman
Title: Chief Operating Officer

Date:  April 29, 2011
Columbia, South Carolina